UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019 (May 30, 2019)

SL GREEN REALTY CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-13199	13-3956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 Lexington Avenue
New York, New York 10170

(Address of principal executive offices, including zip code)

Registrants’ telephone number, including area code: (212) 594-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Each Class	Name of Each Exchange on Which Registered
SL Green Realty Corp.	SLG	Common Stock, $0.01 par value	New York Stock Exchange
SL Green Realty Corp.	SLG.PRI	6.500% Series I Cumulative Redeemable Preferred Stock, $0.01 par value, $25.00 mandatory liquidation preference	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders

(a)  SL Green Realty Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 30, 2019.

(b)  The Annual Meeting was held for the purpose of: (i) electing six directors to serve on the Company’s Board of Directors until its 2020 annual meeting of stockholders and until their successors are duly elected and qualify; (ii) approving, on an advisory basis, the Company’s executive compensation; and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  Further information regarding the foregoing proposals is contained in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2019.  The total number of shares of common stock entitled to vote at the Annual Meeting was 84,327,633, of which 77,529,936 shares, or approximately  91.9%, were present in person or by proxy.  The results of the meeting are as follows:

Proposal 1

John H. Alschuler, Edwin T. Burton, III, Lauren B. Dillard, Stephen L. Green, Craig M. Hatkoff and Andrew W. Mathias were elected, with approximately 89.6%, 94.7%, 95.7%, 97.1%, 89.9% and 97.5%, respectively, of the votes cast voting in favor, as the directors of the Company for a one-year term and until their successors are duly elected and qualify.

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
John H. Alschuler	67,636,776	7,874,104	15,283	2,003,773
Edwin T. Burton III	71,505,619	4,005,070	15,474	2,003,773
Lauren B. Dillard	72,269,310	3,240,448	16,405	2,003,773
Stephen L. Green	73,356,576	2,153,715	15,872	2,003,773
Craig M. Hatkoff	67,867,574	7,643,210	15,379	2,003,773
Andrew W. Mathias	73,587,329	1,923,380	15,454	2,003,773

Proposal 2

The Company’s executive compensation was approved on an advisory basis, with approximately 83.5% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
63,068,140	12,433,222	24,801	2,003,773

Proposal 3

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified, with approximately 98.0% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining
75,964,846	1,547,121	17,969

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Andrew S. Levine

Andrew S. Levine

Chief Legal Officer, General Counsel and Executive Vice President

Date: May 31, 2019